REGISTRATION NO. 33-52123
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

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                       CHAMPION INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  NEW YORK                              13-1427390
        (STATE OR OTHER JURISDICTION OF              (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)

                               ONE CHAMPION PLAZA
                           STAMFORD, CONNECTICUT 06921
                                 (203) 358-7000
     (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                    OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           ---------------------------

                              LAWRENCE A. FOX, ESQ.
                          VICE PRESIDENT AND SECRETARY
                       CHAMPION INTERNATIONAL CORPORATION
                               ONE CHAMPION PLAZA
                           STAMFORD, CONNECTICUT 06921
                                 (203) 358-7000
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:
                              ALAN G. STRAUS, ESQ.
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 735-3000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [x]

If this Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT SHALL
BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(C) OF THE SECURITIES ACT OF 1933, MAY DETERMINE.



                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

     Pursuant to the undertaking set forth in paragraph (a) (3) of Item 17 of its Registration Statement on Form S-3 (No. 33-52123), the Registrant hereby removes from registration all 1,000,000 shares of Common Stock registered under such Registration Statement which remain unsold by Loews Corporation on the date hereof.


                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS POST- EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF STAMFORD, STATE OF CONNECTICUT, ON FEBRUARY 16, 1996.

                                          CHAMPION INTERNATIONAL CORPORATION

                                          By /S/ LAWRENCE A. FOX
                                                 (LAWRENCE A. FOX)
                                          VICE PRESIDENT AND SECRETARY

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:


Signature                      Title                         Date


         *              Chairman of the Board,    February 16, 1996
___________________     Chief Executive Officer
(Andrew C. Sigler)      and Director (Principal
                        Executive Officer)

         *              Vice Chairman and         February 16, 1996
___________________     Director (Principal
(Kenwood C. Nichols)    Accounting Officer)

/s/ Frank Kneisel       Senior Vice President-    February 16, 1996
___________________     Finance (Principal
(Frank Kneisel)         Financial Officer)

___________________     Director
(Lawrence A. Bossidy)

         *              Director                  February 16, 1996
___________________
(Robert A. Charpie)

         *              Director                  February 16, 1996
___________________
(Alice F. Emerson)

        *               Director                  February 16, 1996
__________________
(Allan E. Gotlieb)

        *               Director                  February 16, 1996
_________________
(L.C. Heist)

__________________      Director
(Sybil C. Mobley)

        *               Director                  February 16, 1996
__________________
(Lawrence G. Rawl)

        *               Director                  February 16, 1996
__________________
(Walter V. Shipley)

        *               Director                  February 16, 1996
__________________
(Richard E. Walton)

        *               Director                  February 16, 1996
__________________
(John L. Weinberg)

*By    /S/ LAWRENCE A. FOX
___________________________
       (LAWRENCE A. FOX)

     A POWER OF ATTORNEY AUTHORIZING LAWRENCE A. FOX, MARVIN H. GINSKY AND ANDREW C. SIGLER AND EACH OF THEM TO SIGN THE REGISTRATION STATEMENT AND ALL AMENDMENTS THERETO AS ATTORNEYS FOR DIRECTORS AND OFFICERS OF THE REGISTRANT WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS
EXHIBIT 24 TO THE REGISTRATION STATEMENT.